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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-02363

Cornerstone Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Paul Leone, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Cornerstone Total
Return Fund, Inc.

June 30, 2022

CONTENTS

Letter From the Fund’s President	iii
Portfolio Summary	1
Schedule of Investments	2
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Results of Annual Meeting of Stockholders	16
Description of Dividend Reinvestment Plan	17
Proxy Voting and Portfolio Holdings Information	19
Summary of General Information	19
Stockholder Information	19

Letter From the Fund’s President

August 5, 2022

Dear Fellow Stockholders:

Following is the semi-annual report for Cornerstone Total Return Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2022. At the end of the period, the Fund’s net assets were $705.8 million and the Net Asset Value per share (“NAV”) was $7.26. The share price closed at $8.33. After reflecting the reinvestment of monthly distributions totaling $1.04 per share, the Fund achieved a total investment return at market value of (31.43)% for the period ended June 30, 2022.

Economic and Market Summary

Although domestic markets struggled during the first half of the year, global markets performed better than expected despite headwinds from surging food and energy prices due to supply disruptions from conflict in Ukraine, sharp contractions in two of the largest emerging economies, China and Russia, and tightening global financial conditions. In the closed-end fund industry, median discounts to net asset value widened during the first six months of the year. Most of the widening occurred toward the beginning of the year with median discounts gradually narrowing into the second quarter (though not to the level they widened in the first quarter). The U.S. economy and stock market struggled in the first half of 2022. The information technology sector had some of the worst performance during the year’s first half, with additional weakness in the consumer discretionary and consumer staples sectors. In contrast, the energy sector performed well due to record fuel prices and increased demand. Persistently high inflation, exacerbated by energy-price shocks from the Russia-Ukraine conflict, spurred the Federal Reserve (the “Fed”) to hike interest rates more aggressively than anticipated. The federal funds rate started the year near zero and ended the first half at a range of 1.50–1.75%. At their meeting in July, Fed officials announced another increase of 0.75% and projected that rates would need to be increased to at least 3.00% this year and between 3.50% - 4.50% in 2023. Gross domestic product (“GDP”) fell at an inflation and seasonally adjusted annual rate of 0.9% in the second quarter, which followed a 1.6% pace of contraction in the first quarter. The June unemployment rate, holding at 3.6% for the fourth straight month, was near historic lows and indicated worker shortages had begun easing. Average monthly job gains were just under 400,000, demonstrating a consistent but muted recovery of jobs lost in early 2020, which have almost been completely replaced in the last two years. Although employment was a bright spot this year, high inflation and tighter financial conditions weighed on consumer and business confidence. Fears of slowing growth pushed stock prices into bear-market territory.

Managed Distribution Policy

The Fund has maintained its policy of regular distributions to stockholders which continues to be popular with investors. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. The policy of maintaining regular monthly distributions is designed to enhance stockholder value by increasing liquidity for individual investors and providing greater flexibility to manage their investment in the Fund. As always, stockholders have the option of taking their distributions in cash or reinvesting them in shares of the Fund pursuant to the Fund’s reinvestment plan. The Board of Directors believes that the Fund’s distribution policy maintains a stable, high rate of distribution for stockholders. As always, the monthly distributions are reviewed and approved by the Board throughout the year and are subject to change at their discretion. In addition, please note the Fund’s reinvestment plan which may provide additional benefit to participating stockholders, as explained further below. Please read the disclosure notes in the Fund’s report for details on the Fund’s distribution policy and reinvestment plan. As in previous years, stockholders will receive a final determination of the

iii

Letter From the Fund’s President (concluded)

total distribution attributable to income, capital gains, or return-of-capital after the end of each year. The allocation among these categories may vary greatly from year to year. In any given year, there is no guarantee that the Fund’s investment returns will exceed the amount of the distributions. To the extent that the amount of distributions taken in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline. If the total net investment returns exceed the amount of cash distributions, the assets of the Fund will increase. In both cases, the Fund’s individual stockholders have complete flexibility to take their distributions in cash or to reinvest in Fund shares through the Fund’s reinvestment plan, and they can change this election as they desire.

Distribution Reinvestment Considerations

The Fund’s distribution reinvestment plan may at times provide significant benefits to plan participants; therefore, stockholders should evaluate the advantages of reinvesting their distribution payments through the plan. Under the plan, the method for determining the number of newly issued shares received when distributions are reinvested is determined by dividing the amount of the distribution either by the Fund’s last reported NAV or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the distribution, whichever is lower. When the Fund trades at a premium to its NAV, as it has in recent history, stockholders may find that reinvestments through the plan provide potential advantages worth considering.

Outlook

The outlook for the rest of the year depends on a number of factors including macroeconomic indicators. Runaway inflation and the pace of interest rate increases by central banks may significantly influence consumer spending and business investment heading into the second half of the year. Also weighing on investors is the pullback of economic growth, which has signaled a technical recession in the U.S. following two consecutive quarters of negative GDP. The International Monetary Fund has a pessimistic outlook for the rest of the year but most analysts expect the U.S. market to be on the leading edge of the economic rebound. We believe the Fund is well positioned to weather the potential volatility in the stock market while taking advantage of future growth opportunities in the market.

The Fund’s Board of Directors, its officers, and its investment adviser appreciate your ongoing support. We are all aware that investors have placed their trust in us. We know you have a choice, and we all remain committed to continuing to provide our service to you.

Ralph W. Bradshaw
President

iv

Cornerstone Total Return Fund, Inc. Portfolio Summary – as of June 30, 2022 (unaudited)

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18.3
Health Care	13.9
Short-Term Investment	12.8
Consumer Discretionary	8.9
Closed-End Funds	8.8
Financials	8.5
Communication Services	7.7
Industrials	6.1
Consumer Staples	5.9
Exchange-Traded Funds	3.1
Materials	2.0
Utilities	1.9
Real Estate	1.8
Energy	1.7
Other	-1.4

TOP TEN HOLDINGS, BY ISSUER*

	Holding	Sector	Percent of Net Assets
1.	Apple Inc.	Information Technology	4.3%
2.	Amazon.com, Inc.	Consumer Discretionary	4.0%
4.	Alphabet Inc. - Class C	Communication Services	3.8%
3.	Microsoft Corporation	Information Technology	3.5%
7.	UnitedHealth Group Incorporated	Health Care	2.8%
6.	Berkshire Hathaway Inc. - Class B	Financials	2.1%
5.	NVIDIA Corporation	Information Technology	1.7%
8.	JPMorgan Chase & Co.	Financials	1.4%
9.	Costco Wholesale Corporation	Consumer Staples	1.4%
10.	Coca-Cola Company (The)	Consumer Staples	1.3%

* Excludes short-term investments

1

Cornerstone Total Return Fund, Inc. Schedule of Investments – June 30, 2022 (unaudited)

Description	No. of Shares	Value
EQUITY SECURITIES — 88.60%
CLOSED-END FUNDS — 8.81%
CORE — 0.88%
General American Investors Company, Inc.	176,262	$6,232,624

DEVELOPED MARKET — 0.32%
First Trust Dynamic Europe Equity Income Fund	93,405	1,039,598
Japan Smaller Capitalization Fund, Inc.	198,770	1,256,226
		2,295,824
DIVERSIFIED EQUITY — 1.43%
Adams Diversified Equity Fund, Inc.	269,755	4,138,042
Gabelli Dividend & Income Trust (The)	290,900	5,948,905
		10,086,947
EMERGING MARKETS — 0.33%
Morgan Stanley India Investment Fund, Inc.	103,937	2,322,992

ENERGY MLP FUNDS — 1.39%
ClearBridge Energy Midstream Opportunity Fund Inc.	56,816	1,341,426
ClearBridge MLP and Midstream Fund Inc.	97,227	2,793,332
ClearBridge MLP and Midstream Total Return Fund Inc.	58,322	1,493,626
Goldman Sachs MLP and Energy Renaissance Fund	91,351	1,017,650
Kayne Anderson NextGen Energy & Infrastructure, Inc.	186,154	1,398,017
ENERGY MLP FUNDS (continued)
Neuberger Berman MLP and Energy Income Fund Inc.	295,456	1,772,736
		9,816,787
GLOBAL — 0.17%
Aberdeen Global Dynamic Dividend Fund	6,734	63,098
Gabelli Global Small and Mid Cap Value Trust (The)	18,687	206,304
GDL Fund (The)	109,908	902,345
		1,171,747
INCOME & PREFERRED STOCK — 0.21%
LMP Capital and Income Fund Inc.	119,291	1,469,665

NATURAL RESOURCES — 0.21%
Adams Natural Resources Fund, Inc.	9,000	175,230
Cushing® NextGen Infrastructure Income Fund (The)	32,396	1,201,891
First Trust Energy Infrastructure Fund	5,633	80,665
		1,457,786
OPTION ARBITRAGE/OPTIONS STRATEGIES — 0.60%
Virtus Dividend, Interest & Premium Strategy Fund	364,900	4,210,946

REAL ESTATE — 0.12%
Cohen & Steers REIT & Preferred Income Fund, Inc.	40,391	861,944

SECTOR EQUITY — 2.91%
BlackRock Health Sciences Trust II	513,153	8,431,103
BlackRock Innovation & Growth Trust	999,264	7,934,156

See accompanying notes to financial statements.

2

Cornerstone Total Return Fund, Inc. Schedule of Investments – June 30, 2022 (unaudited) (continued)

Description	No. of Shares	Value
SECTOR EQUITY (continued)
Gabelli Healthcare & WellnessRx Trust (The)	85,725	$918,972
GAMCO Natural Resources, Gold & Income Trust	19,000	89,110
Nuveen Real Asset Income and Growth Fund	165,652	2,165,072
Tekla Life Sciences Investors	13,500	192,105
Virtus AllianzGI Artificial Intelligence & Technology Opportunity Fund	48,800	790,072
		20,520,590
UTILITY — 0.24%
Macquarie Global Infrastructure Total Return Fund Inc.	73,323	1,701,094

TOTAL CLOSED-END FUNDS		62,148,946

COMMUNICATION SERVICES — 7.65%
Alphabet Inc. - Class C *	12,400	27,124,380
Charter Communications, Inc. - Class A *	5,300	2,483,209
Comcast Corporation - Class A	170,000	6,670,800
Meta Platforms, Inc. - Class A *	48,000	7,740,000
Netflix, Inc. *	16,000	2,797,920
T-Mobile US, Inc. *	22,000	2,959,880
Twitter, Inc. *	24,000	897,360
Walt Disney Company (The) *	35,000	3,304,000
		53,977,549
CONSUMER DISCRETIONARY — 8.93%
Amazon.com, Inc. *	264,000	28,039,440
Booking Holdings Inc. *	1,500	2,623,485
Dollar General Corporation	7,000	1,718,080
CONSUMER DISCRETIONARY (continued)
eBay Inc.	20,000	833,400
Ford Motor Company	160,000	1,780,800
General Motors Company *	51,000	1,619,760
Hilton Worldwide Holdings Inc.	10,000	1,114,400
Lowe’s Companies, Inc.	26,000	4,541,420
Marriott International, Inc. - Class A	10,000	1,360,100
NIKE, Inc. - Class B	50,000	5,110,000
O’Reilly Automotive, Inc. *	2,500	1,579,400
Starbucks Corporation	35,000	2,673,650
Target Corporation	15,000	2,118,450
Tesla, Inc. *	8,000	5,387,360
TJX Companies, Inc. (The)	45,000	2,513,250
		63,012,995
CONSUMER STAPLES — 5.95%
Altria Group, Inc.	30,200	1,261,454
Coca-Cola Company (The)	150,600	9,474,246
Colgate-Palmolive Company	6,800	544,952
Constellation Brands, Inc. - Class A	5,000	1,165,300
Costco Wholesale Corporation	20,200	9,681,456
Estée Lauder Companies Inc. (The) - Class A	7,000	1,782,690
Mondelez International, Inc. - Class A	49,100	3,048,619
Monster Beverage Corporation *	12,000	1,112,400
PepsiCo, Inc.	12,300	2,049,918
Philip Morris International Inc.	47,800	4,719,772
Procter & Gamble Company (The)	9,900	1,423,521
Walgreens Boots Alliance, Inc.	20,000	758,000

See accompanying notes to financial statements.

3

Cornerstone Total Return Fund, Inc. Schedule of Investments – June 30, 2022 (unaudited) (continued)

Description	No. of Shares	Value
CONSUMER STAPLES (continued)
Walmart Inc.	41,000	$4,984,780
		42,007,108
ENERGY — 1.73%
Chevron Corporation	17,700	2,562,606
ConocoPhillips	8,300	745,423
Devon Energy Corporation	15,000	826,650
EOG Resources, Inc.	8,200	905,608
Exxon Mobil Corporation	22,100	1,892,644
Kinder Morgan, Inc. - Class P	50,000	838,000
Marathon Petroleum Corporation	13,800	1,134,498
Occidental Petroleum Corporation	10,700	630,016
ENERGY — 1.73% (Continued)
Phillips 66	1,000	81,990
Pioneer Natural Resources Company	8,500	1,896,180
Schlumberger Limited	2,500	89,400
Valero Energy Corporation	5,800	616,424
		12,219,439
EXCHANGE-TRADED FUNDS — 3.12%
Energy Select Sector SPDR® Fund (The)	30,000	2,145,300
Invesco QQQ TrustSM, Series 1	10,000	2,802,800
iShares Core S&P 500 ETF	20,000	7,583,000
SPDR S&P 500® ETF Trust	5,000	1,886,250
Technology Select Sector SPDR® Fund (The)	60,000	7,627,200
		22,044,550
FINANCIALS — 8.52%
American Express Company	12,000	1,663,440
Aon plc - Class A	8,000	2,157,440
Bank of America Corporation	200,000	6,226,000
FINANCIALS (continued)
Bank of New York Mellon Corporation (The)	15,000	625,650
Berkshire Hathaway Inc. - Class B *	55,000	15,016,100
Charles Schwab Corporation (The)	50,000	3,159,000
Citigroup Inc.	70,000	3,219,300
Goldman Sachs Group, Inc. (The)	12,000	3,564,240
JPMorgan Chase & Co.	87,000	9,797,070
Moody’s Corporation	6,000	1,631,820
Morgan Stanley	34,000	2,586,040
Progressive Corporation (The)	22,000	2,557,940
S&P Global Inc.	13,000	4,381,780
Wells Fargo & Company	90,000	3,525,300
		60,111,120
HEALTH CARE — 13.85%
Abbott Laboratories	43,300	4,704,545
AbbVie Inc.	42,500	6,509,300
Anthem, Inc.	9,000	4,343,220
Biogen Inc. *	6,000	1,223,640
Boston Scientific Corporation *	42,000	1,565,340
Bristol-Myers Squibb Company	119,500	9,201,500
Centene Corporation *	18,000	1,522,980
Cigna Corporation	12,000	3,162,240
CVS Health Corporation	40,000	3,706,400
Danaher Corporation	33,700	8,543,624
Eli Lilly and Company	12,300	3,988,029
Gilead Sciences, Inc.	25,000	1,545,250
HCA Healthcare, Inc.	9,000	1,512,540
Humana Inc.	4,000	1,872,280
IQVIA Holdings Inc. *	7,000	1,518,930
Johnson & Johnson	36,700	6,514,617
McKesson Corporation	5,000	1,631,050

See accompanying notes to financial statements.

4

Cornerstone Total Return Fund, Inc. Schedule of Investments – June 30, 2022 (unaudited) (continued)

Description	No. of Shares	Value
HEALTH CARE (continued)
Merck & Co., Inc.	58,200	$5,306,094
Pfizer Inc.	5,100	267,393
Thermo Fisher Scientific Inc.	13,400	7,279,952
UnitedHealth Group Incorporated	38,600	19,826,118
Vertex Pharmaceuticals Incorporated *	7,000	1,972,530
ZimVie, Inc. *	1,400	22,414
		97,739,986
INDUSTRIALS — 6.15%
Boeing Company (The) *	16,000	2,187,520
Caterpillar Inc.	10,000	1,787,600
Cintas Corporation	3,000	1,120,590
CSX Corporation	85,000	2,470,100
Deere & Company	11,000	3,294,170
FedEx Corporation	7,000	1,586,970
General Dynamics Corporation	7,000	1,548,750
General Electric Company	30,000	1,910,100
Honeywell International Inc.	25,000	4,345,250
Illinois Tool Works Inc.	8,000	1,458,000
Johnson Controls International plc	20,000	957,600
Lockheed Martin Corporation	7,000	3,009,720
Norfolk Southern Corporation	11,000	2,500,190
Roper Technologies, Inc.	4,000	1,578,600
Southwest Airlines Co. *	18,000	650,160
TransDigm Group Incorporated *	2,000	1,073,340
Union Pacific Corporation	24,000	5,118,720
United Parcel Service, Inc. - Class B	28,000	5,111,120
Waste Management, Inc.	11,000	1,682,780
		43,391,280
INFORMATION TECHNOLOGY — 18.26%
Adobe Inc. *	18,000	6,589,080
Advanced Micro Devices, Inc. *	51,000	3,899,970
Apple Inc.	221,000	30,215,120
Applied Materials, Inc.	18,000	1,637,640
Autodesk, Inc. *	8,000	1,375,680
Cisco Systems, Inc.	43,000	1,833,520
Fidelity National Information Services, Inc.	21,000	1,925,070
Fiserv, Inc. *	21,000	1,868,370
HP Inc.	14,000	458,920
Intel Corporation	106,000	3,965,460
Intuit Inc.	9,000	3,468,960
Lam Research Corporation	5,000	2,130,750
Mastercard Incorporated - Class A	28,000	8,833,440
Micron Technology, Inc.	40,000	2,211,200
Microsoft Corporation	95,000	24,398,849
NVIDIA Corporation	80,800	12,248,472
Oracle Corporation	25,000	1,746,750
PayPal Holdings, Inc. *	35,000	2,444,400
QUALCOMM Incorporated	22,000	2,810,280
salesforce.com, inc. *	35,000	5,776,400
Visa, Inc. - Class A	46,000	9,056,940
		128,895,271
MATERIALS — 1.96%
Air Products and Chemicals, Inc.	6,000	1,442,880
Ball Corporation	7,000	481,390
Corteva, Inc.	20,000	1,082,800
DuPont de Nemours, Inc.	15,000	833,700
Freeport-McMoRan Inc.	42,500	1,243,550
International Flavors & Fragrances Inc.	7,000	833,840
Linde plc	19,000	5,463,070

See accompanying notes to financial statements.

5

Cornerstone Total Return Fund, Inc. Schedule of Investments – June 30, 2022 (unaudited) (concluded)

Description	No. of Shares	Value
MATERIALS (continued)
Newmont Corporation	24,000	$1,432,080
Nucor Corporation	10,000	1,044,100
		13,857,410
REAL ESTATE — 1.76%
American Tower Corporation	18,000	4,600,620
CBRE Group, Inc. - Class A *	9,000	662,490
Crown Castle International Corporation	8,000	1,347,040
Digital Realty Trust, Inc.	8,000	1,038,640
Equinix, Inc.	3,000	1,971,060
Public Storage	5,000	1,563,350
SBA Communications Corporation	4,000	1,280,200
		12,463,400
UTILITIES — 1.91%
American Electric Power Company, Inc.	8,300	796,302
American Water Works Company, Inc.	5,000	743,850
Consolidated Edison, Inc.	14,000	1,331,400
Constellation Energy Corporation	8,433	482,874
Exelon Corporation	40,300	1,826,396
NextEra Energy, Inc.	64,500	4,996,170
Public Service Enterprise Group Incorporated	2,700	170,856
Sempra Energy	12,000	1,803,240
Southern Company (The)	18,500	1,319,235
		13,470,323

TOTAL EQUITY SECURITIES (cost - $613,980,813)		625,339,377
SHORT-TERM INVESTMENT — 12.81%
MONEY MARKET FUND — 12.81%
Fidelity Institutional Money Market Government Portfolio - Class I, 1.21% ^ (cost - $90,401,966)	90,401,966	90,401,966

TOTAL INVESTMENTS — 101.41% (cost - $704,382,779)		715,741,343

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.41)%		(9,980,327)

NET ASSETS — 100.00%		$705,761,016

*	Non-income producing security.

^	The rate shown is the 7-day effective yield as of June 30, 2022.

plc	Public Limited Company.

See accompanying notes to financial statements.

6

Cornerstone Total Return Fund, Inc. Statement of Assets and Liabilities – June 30, 2022 (unaudited)

ASSETS
Investments, at value (cost – $704,382,779) (Notes B and C)	$715,741,343
Receivables:
Investments sold	274,071
Dividends	505,923
Prepaid expenses	32,680
Total Assets	716,554,017

LIABILITIES
Payables:
Investments purchased	10,135,630
Investment management fees (Note D)	475,518
Directors’ fees and expenses	49,884
Administration and fund accounting fees (Note D)	50,600
Other accrued expenses	81,369
Total Liabilities	10,793,001

NET ASSETS (applicable to 97,149,560 shares of common stock)	$705,761,016

NET ASSET VALUE PER SHARE ($705,761,016 ÷ 97,149,560)	$7.26

NET ASSETS CONSISTS OF
Common stock, $0.01 par value; 97,149,560 shares issued and outstanding (1,000,000,000 shares authorized)	$971,496
Paid-in capital	693,924,291
Accumulated earnings	10,865,229
Net assets applicable to shares outstanding	$705,761,016

See accompanying notes to financial statements.

7

Cornerstone Total Return Fund, Inc. Statement of Operations – for the Six Months Ended June 30, 2022 (unaudited)

INVESTMENT INCOME
Income:
Dividends	$4,087,608

Expenses:
Investment management fees (Note D)	2,760,329
Administration and fund accounting fees (Note D)	159,564
Directors’ fees and expenses	96,457
Printing	56,301
Legal and audit fees	47,583
Custodian fees	34,184
Transfer agent fees	20,852
Insurance	11,536
Stock exchange listing fees	8,611
Miscellaneous	7,533
Total Expenses	3,202,950

Net Investment Income	884,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	7,971,626
Long-term capital gain distributions from regulated investment companies	100,961
Net change in unrealized appreciation/(depreciation) in value of investments	(131,268,159)
Net realized and unrealized loss on investments	(123,195,572)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(122,310,914)

See accompanying notes to financial statements.

8

Cornerstone Total Return Fund, Inc. Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021

INCREASE IN NET ASSETS
Operations:
Net investment income	$884,658	$891,270
Net realized gain from investments	8,072,587	60,471,353
Net change in unrealized appreciation/ (depreciation) in value of investments	(131,268,159)	43,718,576

Net increase (decrease) in net assets resulting from operations	(122,310,914)	105,081,199

Distributions to stockholders (Note B):
From earnings	(9,011,644)	(60,882,115)
Return-of-capital	(57,530,321)	(38,061,298)
Total distributions to stockholders	(66,541,965)	(98,943,413)

Common stock transactions:
Proceeds from rights offering of 32,028,301 and 20,584,726 shares of newly issued common stock, respectively	254,624,993	210,581,747
Offering expenses associated with rights offering	(249,409)	(197,277)
Proceeds from 1,823,864 and 1,769,072 shares newly issued in reinvestment of dividends and distributions, respectively	15,023,104	17,319,317

Net increase in net assets from common stock transactions	269,398,688	227,703,787

Total increase in net assets	80,545,809	233,841,573

NET ASSETS
Beginning of period	625,215,207	391,373,634
End of period	$705,761,016	$625,215,207

See accompanying notes to financial statements.

9

Cornerstone Total Return Fund, Inc. Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2022 (Unaudited)		2021	2020	2019		2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.88		$9.56	$10.46	$10.15		$13.18	$13.04
Net investment income #	0.01		0.01	0.04	0.10		0.10	0.13
Net realized and unrealized gain/(loss) on investments	(2.01)		1.82	1.21	2.59		(0.94)	2.40
Net increase/(decrease) in net assets resulting from operations	(2.00)		1.83	1.25	2.69		(0.84)	2.54

Dividends and distributions to stockholders:
Net investment income	(0.01)		(0.01)	(0.04)	(0.10)		(0.10)	(0.12)
Net realized capital gains	(0.13)		(1.12)	(0.58)	(0.43)		(0.32)	(1.33)
Return-of-capital	(0.90)		(0.71)	(1.54)	(1.85)		(2.34)	(1.30)
Total dividends and distributions to stockholders	(1.04)		(1.84)	(2.16)	(2.38)		(2.76)	(2.75)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	0.42		0.33	—	—		0.57	0.35
Reinvestment of dividends and distributions	0.00	+	0.00 +	0.00 +	0.00	+	0.00 +	0.00 +
Common stock repurchases	—		—	0.01	—		0.00 +	—
Total common stock transactions	0.42		0.33	0.01	0.00	+	0.57	0.35

Net asset value, end of period	$7.26		$9.88	$9.56	$10.46		$10.15	$13.18
Market value, end of period	$8.33		$13.75	$11.40	$10.99		$11.11	$15.29
Total investment return (a)	(31.43	)%(b)	45.50%	30.70%	23.68%		(8.89)%	25.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000 omitted)	$706		$625	$391	$416		$389	$294
Ratio of net expenses to average net assets (c)	1.16	%(d)	1.15%	1.19%	1.17	%(e)	1.18%	1.22%
Ratio of net investment income to average net assets (f)	0.32	%(d)	0.17%	0.43%	0.96%		0.86%	0.99%
Portfolio turnover rate	19	%(b)	77%	104%	46%		57%	71%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)

Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Not annualized.
(c)	Expenses do not include expenses of investments companies in which the Fund invests.
(d)	Annualized.
(e)

Includes the reimbursement of proxy solicitation costs by the investment manager. If these costs had not been reimbursed by the investment manager, the ratio of expenses to average net assets would have been 1.19%, annualized, for the year ended December 31, 2019.

(f)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

See accompanying notes to financial statements.

10

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (unaudited)

NOTE A. ORGANIZATION

Cornerstone Total Return Fund, Inc. (the “Fund”) was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, LLC (the “Investment Manager” or “Cornerstone”) to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. At June 30, 2022, the Fund held no securities valued in good faith by the Board of Directors.

The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. During the six months ended June 30, 2022, the Fund did not invest in derivative instruments or engage in hedging activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification

11

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (unaudited) (continued)

method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

The Fund holds certain investments which pay distributions to their stockholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are treated as a reduction of the cost of investments or as a realized gain, respectively.

Taxes: No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of June 30, 2022, the Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2019 through 2021, and for the six months ended June 30, 2022. There was no material impact to the financial statements.

Distributions to Stockholders: Effective January 2002, the Fund initiated a fixed, monthly distribution to stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long- term capital gains, or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund’s common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes.

A return-of-capital distribution reduces the cost basis of an investor’s shares in the Fund. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date.

12

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (unaudited) (continued)

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the Fund’s investments and the inputs used as of June 30, 2022, in valuing the investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices
Equity Securities	$625,339,377	$—
Short-Term Investment	90,401,966	—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	—	—
Total	$715,741,343	$—

*	Other financial instruments include futures, forwards and swap contracts, if any.

The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at June 30, 2022.

NOTE D. AGREEMENTS WITH AFFILIATES

At June 30, 2022, certain officers of the Fund are also officers of Cornerstone or Ultimus Fund Solutions, LLC (“Ultimus”). Such officers are paid no fees by the Fund for serving as officers of the Fund.

Investment Management Agreement

Cornerstone serves as the Fund’s Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund’s average weekly net assets. For the six months ended June 30, 2022, Cornerstone earned $2,760,329 for investment management services.

Fund Accounting and Administration Agreement

Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for calculating the net asset value per share and maintaining the financial

13

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (unaudited) (continued)

books and records of the Fund. Ultimus is entitled to receive a fee in accordance with the agreements. For the six months ended June 30, 2022, Ultimus earned $159,564 as fund accounting agent and administrator.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2022, purchases and sales of securities, other than short-term investments, were $237,093,945 and $108,093,621, respectively.

NOTE F. SHARES OF COMMON STOCK

On April 19, 2022, at the reconvened annual meeting of Stockholders, the Fund’s Certificate of Incorporation increased the number of authorized shares of common stock from 100,000,000 to 1,000,000,000. The Fund has 97,149,560 shares issued and outstanding at June 30, 2022. Transactions in common stock for the six months ended June 30, 2022 were as follows:

Shares at beginning of period	63,297,395
Shares newly issued from rights offering	32,028,301
Shares issued in reinvestment of dividends and distributions	1,823,864
Shares at end of period	97,149,560

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

The tax character of dividends and distributions paid to stockholders during the periods ended June 30, 2022 and December 31, 2021 was as follows:

	June 30, 2022	December 31, 2021
Ordinary Income	$884,658	$19,200,786
Long-Term Capital Gains	8,129,245	41,681,329
Return-of-Capital	57,528,062	38,061,298
Total Distributions	$66,541,965	$98,943,413

At December 31, 2021, the components of accumulated earnings on a tax basis for the Fund were as follows:

Net unrealized appreciation	$142,190,046
Total accumulated earnings	$142,190,046

The following information is computed on a tax basis for each item as of June 30, 2022:

Cost of portfolio investments	$704,876,114
Gross unrealized appreciation	$73,584,362
Gross unrealized depreciation	(62,719,133)
Net unrealized appreciation	$10,865,229

NOTE H. CHANGE IN AUDITOR

Prior to February 11, 2022, Tait, Weller & Baker LLP (“Tait Weller”) served as independent registered public accounting firm for the Fund. The Audit Committee approved, the Board of Directors ratified, the engagement of Cohen & Co., Ltd. as the Fund’s new independent registered public accounting firm to audit its financial statements for the year ending December 31, 2022.

In connection with its audits for the fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period ended February 11, 2022, there were no disagreements between the Fund and Tait Weller on any matter of accounting principles or practices financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tait Weller, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v)of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, and during the subsequent interim period ended February 11, 2022, neither the Fund nor anyone on its behalf consulted Tait Weller concerning (i) the

14

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (unaudited) (concluded)

application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

15

Results of Annual Meeting of Stockholders (unaudited)

On April 5, 2022, the Annual Meeting of Stockholders of the Fund was held and the following matter was voted upon based on 63,545,660 shares of common stock outstanding on the record date of February 16, 2022:

(1) To approve the election of three Class III Director to hold office until the year 2025 Annual Meeting of Stockholders.

Name of Directors	For	Withheld
Daniel W. Bradshaw	38,661,149	1,170,940
Ralph W. Bradshaw	38,912,976	919,113
Robert E. Dean	38,929,375	902,714
Marcia E. Malzahn	38,888,393	943,696
Frank J. Maresca	37,183,022	2,649,067
Matthew W. Morris	38,702,143	1,129,946
Scott B. Rogers	38,715,811	1,116,278
Andrew A. Strauss	38,661,672	1,170,417

On April 19, 2022, the reconvened Annual Meeting of Stockholders of the Fund was held and the following matter was voted upon based on 63,545,660 shares of common stock outstanding on the record date of February 16, 2022:

(1) To approve an amendment to the Fund’s Certificate of Incorporation increasing the number of authorized shares from 100,000,000 to 1,000,000,000

For	Against	Abstain
31,811,935	6,653,513	1,366,643

16

Description of Dividend Reinvestment Plan (unaudited)

Cornerstone Total Return Fund, Inc. (the “Fund”) operates a Dividend Reinvestment Plan (the “Plan”), administered by American Stock Transfer & Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE American or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution ice (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE American or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase

17

Description of Dividend Reinvestment Plan (unaudited) (concluded)

is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all their shares though the Agent. Shares may be sold via the internet at www.astfinancial.com or through the toll free number. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. There is a commission of $0.05 per share.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Certain transactions can be performed online at www.astfinancial.com or by calling the toll-free number (866) 668-6558.

18

Proxy Voting and Portfolio Holdings Information (unaudited)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

● without charge, upon request, by calling toll-free (866) 668-6558; and

● on the website of the SEC, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free (866) 668-6558, and on the SEC’s website at www.sec.gov or on the Fund’s website at www.cornerstonetotalreturnfund.com (See Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

Summary of General Information (unaudited)

Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the NYSE American. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is managed by Cornerstone Advisors, LLC.

Stockholder Information (unaudited)

The Fund is listed on the NYSE American (symbol “CRF”). The previous week’s net asset value per share, market price, and related premium or discount are available on the Fund’s website at www.cornerstonetotalreturnfund.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Total Return Fund, Inc. may from time to time purchase shares of its common stock in the open market.

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by the independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

19

Cornerstone Total Return Fund, Inc.

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1]

(b)       Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required

(b)	There has not been a change in any of the Portfolio Managers identified in response to this Item in the registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant does not engage in securities lending activities.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant's independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cornerstone Total Return Fund, Inc.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	August 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	August 23, 2022

By (Signature and Title)*		/s/ Brian J. Lutes
Brian J. Lutes, Treasurer and Principal Financial Officer

Date	August 23, 2022

*	Print the name and title of each signing officer under his or her signature.